UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 Or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  March 30, 2016

Image Sensing Systems, Inc.

(Exact name of registrant as specified in its charter)

Minnesota	000-26056	41-1519168
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 Spruce Tree Centre, 1600 University Avenue West, St. Paul, Minnesota		55104
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code  (651) 603-7700

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)          On March 30, 2016, upon the recommendation of the Compensation Committee of Image Sensing Systems, Inc. (the “Company”), the Company’s Board of Directors approved a compensation plan for the year ending December 31, 2016 for Dale E. Parker, the Company’s Interim President, Interim Chief Executive Officer, Chief Financial Officer and Chief Operating Officer.

Under the compensation plan, for the year ending December 31, 2016, Mr. Parker will receive a base salary of $230,000. In addition, for 2016, Mr. Parker will receive a total cash payment of $45,000 to be paid in 12 equal monthly installments through December 31, 2016.

On March 30, 2016, upon the recommendation of the Company’s Compensation Committee, the Company’s Board of Directors also approved the grant of a stock award (the “Award”) to Mr. Parker under the Image Sensing Systems, Inc. 2014 Stock Option and Incentive Plan (the “2014 Plan”) with the following terms and conditions: (1) the grant date fair value of the Award is equal to $275,000.00 determined pursuant to Financial Accounting Standards Board Accounting Standard Codification Topic 718, Compensation – Stock Compensation,” which equates to 99,638 shares of the Company’s common stock; (2) if the Company’s common stock meets certain performance metrics for a specific number of consecutive trading days (the “Performance Goal”) during the period (the “Performance Period”) from and including March 30, 2016 and through and including December 31, 2016 (with the last day of such period during which the Performance Goal is achieved being the “Achievement Date”), the shares of common stock subject to the Award will vest as to 50% of such shares on the first anniversary date of the Achievement Date and 50% of such shares on the second anniversary date of the Achievement Date, and the Award will not otherwise vest; (3) if Mr. Parker’s employment with the Company is terminated for any reason during the Performance Period, the Award will automatically terminate and be forfeited; (4) if Mr. Parker’s employment with the Company is terminated for any reason after the attainment of the Performance Goal and before the Award vests, the Award will automatically terminate and be forfeited; and (5) such other applicable terms and conditions as are set forth in the 2014 Plan.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Image Sensing Systems, Inc.

Date: April 1, 2016	By	/s/ Dale E. Parker
Interim President, Interim Chief Executive Officer, and Chief Financial Officer (Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer)

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